Exhibit 10.1

FORM OF

TCP INTERNATIONAL HOLDINGS LTD.

2014 OMNIBUS INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the TCP International Holdings Ltd. 2014 Omnibus Incentive Plan. The purposes of the Plan are to provide an additional incentive to selected officers, employees, directors, independent contractors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities, and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

(b) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of Switzerland and any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(c) “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Share Bonus, Other Share-Based Award or Cash Award granted under the Plan.

(d) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(e) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Award” means cash awarded under Section 12 of the Plan, including cash awarded as a bonus or upon the attainment of performance objectives, including objectives based on one or more of the Performance Goals, or otherwise as permitted under the Plan.

(h) “Cause” has the meaning assigned to such term in any individual employment, change in control or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” Cause means (i) a failure of the Participant to substantially perform his or her duties (other than as a result of physical or mental illness or injury); (ii) the Participant’s willful misconduct or gross negligence; (iii) a material breach by the Participant of the Participant’s employment or engagement agreement or other agreement between the Company and the Participant, or material breach of fiduciary duty or duty of loyalty to the Company or any Affiliate; (iv) the Participant’s conviction of, or plea of nolo contendere or of guilty to, a felony or a crime of moral turpitude, fraud, embezzlement or theft; or (v) a material breach of the Company’s policies or procedures.

(i) “Change in Capitalization” means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) share split, share subdivision or consolidation, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash, Common Shares, or other property dividend) or other distribution, which, in any such case, the Committee determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(k) “Committee” means the Compensation Committee or a subcommittee of the Board composed entirely of directors who meet the qualifications of (i) an “outside director” within the meaning of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards as “performance-based compensation” under Section 162(m) of the Code), (ii) a “non-employee director” within the meaning of Rule 16b-3 and (iii) any other qualifications required by the applicable stock exchange on which the Common Shares are traded. Except as otherwise provided in the articles of association or organizational regulations of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(l) “Common Shares” means the common shares, par value CHF 1.00 per share, of the Company.

(m) “Company” means TCP International Holdings Ltd., a Swiss corporation, or any successor company.

(n) “Disability” shall have the meaning set forth in the employment, severance, change in control or similar agreement between the Participant and the Company, provided that if no such agreement or definition exists, then “Disability” means, with respect to any Participant, that such Participant (i) as determined by the Committee in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(o) “Effective Date” has the meaning set forth in Section 21 hereof.

(p) “Eligible Recipient” means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Committee; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an, officer, employee, director, independent contractor or consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the per share price at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award, which in any event will not be less than the Fair Market Value of the Shares on the date of grant.

(s) “Fair Market Value” as of a particular date means the fair market value of a Common Share as determined by the Committee in its sole discretion; provided, however, that if the Common Shares are admitted to trading on a national securities exchange, the fair market value of a Common Share on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported.

(t) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(u) “Nonqualified Option” means an Option that is not designated as an ISO.

(v) “Option” means an option to purchase Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Option” and “ISO.”

(w) “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Common Shares, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of performance objectives, including objectives based on one or more of the Performance Goals, and/or a period of continued employment or other terms or conditions as permitted under the Plan.

(x) “Participant” means any Eligible Recipient selected by the Committee, pursuant to the Committee’s authority provided for in Section 3 below, to receive Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(y) “Performance Goals” means performance objectives based on one or more of the following criteria, in each case as determined in accordance with U.S. generally accepted accounting principles (GAAP) or as defined by the Committee: (i) earnings, including one or more of operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, adjusted EBITDA, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per Common Share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) share price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) cumulative earnings per share growth; (xiii) operating margin or profit margin; (xiv) cost targets, reductions and savings, productivity and efficiencies; (xv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation and information technology goals and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xvi) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xvii) any combination of, or a specified increase in or maintenance of, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). Each of the foregoing Performance Goals shall be determined in accordance with GAAP and shall be subject to certification by the Committee; provided, that, to the extent permitted by Section 162(m) of the Code to the extent applicable, the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes in Applicable Laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principle. Notwithstanding the foregoing, the Committee shall take any actions pursuant to this paragraph to the extent necessary and desirable to maintain qualification of Awards as “performance-based compensation” under Section 162(m) of the Code.

(z) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(aa) “Plan” means this 2014 Omnibus Incentive Plan, including any appendixes thereto.

(bb) “Restricted Shares” means Shares granted pursuant to Section 9 below, subject to certain restrictions that lapse at the end of a specified period or periods and/or upon the attainment of specified performance objectives, including objectives based on one or more Performance Goals.

(cc) “Restricted Share Unit” means a right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share at the end of a specified restricted period or periods and/or upon attainment of specified performance objectives, including objectives based on one or more Performance Goals.

(dd) “Rule 16b-3” has the meaning set forth in Section 3(a) hereof.

(ee) “Shares” means Common Shares reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.

(ff) “Share Appreciation Right” means the right pursuant to an Award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(gg) “Share Bonus” means a bonus payable in fully vested Shares granted pursuant to Section 11 hereof.

(hh) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

(ii) “Transfer” has the meaning set forth in Section 18 hereof.

Section 3. Administration.

(a) The Plan shall be administered by the Committee and shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards as “performance-based compensation” under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”). The Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including any applicable regulations or guidance issued by the Secretary of the United States Treasury Department and the Internal Revenue Service with respect thereto.

(b) Pursuant to the terms of the Plan, the Committee shall have the power and authority within the limitations determined by the Company’s shareholders meeting for compensation for members of the Board, members of the Company’s executive management and members of the advisory board (if any); otherwise, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Share Units shall lapse, (ii) the performance objectives, including objectives based on one or more of the Performance Goals, and periods applicable to each Award, (iii) the Exercise Price of each Award, (iv) the vesting schedule applicable to each Award, (v) the number of Shares subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Cash Awards, Other Share-Based Awards or any combination of the foregoing granted hereunder;

(6) to determine the Fair Market Value at any time and for any purpose under the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c) Notwithstanding anything herein to the contrary, the powers and authority of the Committee shall be exercised by the Board in the case of Awards granted to non-employee directors.

(d) Subject to the limitations determined by the Company’s shareholders meeting for compensation for members of the Board, members of the Company’s executive management and members of the advisory board (if any), all decisions made by the Committee or the Board, as applicable, pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by Applicable Law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

(e) To the extent permitted by Applicable Law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Committee may from time to time delegate to a subcommittee of one or more members of the Board, or to the Chief Executive Officer of the Company, the authority to grant or amend Awards or to take other administrative actions pursuant to this Section 3; provided, however, that in no event shall such individuals be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) “covered employees” with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, or (c) officers of the

Company (or directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee.

Section 4. Shares Reserved for Issuance; Certain Limitations.

(a) Subject to Section 5 hereof, the number of Shares that are reserved and available for issuance pursuant to Awards granted under the Plan shall be 2,500,000. No more than 500,000 Shares shall be issued pursuant to the exercise of ISOs. From and after such time as the Plan is subject to Section 162(m) of the Code: (i) the aggregate Awards denominated in Shares granted during any single fiscal year to any individual who is likely to be a “covered employee” (as defined in Section 162(m) of the Code) shall not exceed 500,000 Shares and (ii) the maximum Cash Award that any individual who is likely to be a “covered employee” may receive in respect of any single fiscal year is $5,000,000 (including with respect to each fiscal year within a performance period of more than one fiscal year), in each case subject to adjustment as provided herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code.

(b) Shares issued under the Plan may be authorized but unissued Shares, or may include Shares that have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying an Award of a Share Appreciation Right that are retained by the Company to account for the grant price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in Shares, but paid or settled in cash, the number of Shares with respect to which such cash payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) If a company (i) acquired by the Company or any Subsidiary or (ii) with which the Company or any Subsidiary combines, in either case has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio used in such acquisition or combination to determine the relative value of the acquired company’s stock or to determine the consideration payable to the holders of common shares of the acquired company) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. To the extent required by the listing rules of a national securities exchange, Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, and shall only be made to individuals who were not employees or non-employee directors of the Company prior to such acquisition or combination.

Section 5. Equitable Adjustments.

In the event of a Change in Capitalization, the Committee shall adjust, as it deems necessary or appropriate, (i) the number and kind of shares which may thereafter be issued in connection with Awards, (ii) the number and kind of shares or other property, including cash, issued or issuable in respect of outstanding Awards, (iii) the Exercise Price, grant price or purchase price relating to such Awards, and (iv) the aggregate number of Shares reserved for issuance under the Plan pursuant to Section 4(a) and the other limitations set forth in Section 4(a); provided, however, that (A) any fractional Shares resulting from the adjustment shall be eliminated, (B) with respect to ISOs, except to the extent determined by the Committee, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and (C) no such adjustment shall cause any Award hereunder that is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. Without limiting the generality of the foregoing, with respect to Awards subject to Applicable Law outside of the United States, adjustments made hereunder shall be made in compliance with Applicable Law. The Committee’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from those individuals that qualify as Eligible Recipients, provided, however, that no non-employee director under the Plan shall be granted Awards in any consecutive twelve (12) month period having a value of more than $250,000.

Section 7. Options.

(a) General. Options granted under the Plan shall be designated as Nonqualified Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Committee in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than the Fair Market Value of the Common Shares on the date of grant. Notwithstanding anything to the contrary in the Plan, and other than in connection with a change in control as provided in an applicable Award Agreement, outstanding Options may not be cancelled in exchange for cash or other awards with an exercise price that is less than the exercise price of the original Option without shareholder approval.

(c) Option Term. The maximum term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Committee shall have the power to modify (including, without limitation, the authority to accelerate) outstanding Options, provided that any such action may not, without the written consent of the Participant, impair any rights under any Option previously granted.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established corporate performance objectives, including objectives based on one or more of the Performance Goals, as shall be determined by the Committee in the applicable Award Agreement. The Committee may also provide that any Option shall be exercisable only in installments, and the Committee may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Committee may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Committee. As determined by the Committee, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Committee (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant for a minimum of 180 days that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Committee and permitted by Applicable Law or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee from time to time in accordance with the Plan. At the discretion of the Committee, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary.

(1) ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Rights as Shareholder. A Participant shall have no rights to dividends or distributions or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares.

(h) Termination of Employment or Service. The rights of Participants with respect to previously granted Options upon a termination of employment or service as a director, independent contractor or consultant to the Company or to any Affiliate thereof for any reason shall be set forth in the applicable Award Agreement.

(i) Other Change in Employment Status. An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of a Participant, in the discretion of the Committee.

Section 8. Share Appreciation Rights.

(a) General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Committee shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of such Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates, and any Share Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of the Common Shares on the date of grant. The provisions of Share Appreciation Rights need not be the same with respect to each

Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, as set forth in the applicable Award Agreement.

(b) Exercisability.

(1) Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee in the applicable Award Agreement.

(2) Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(c) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised, with the Committee having the right to determine the form of payment.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised, with the Committee having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Committee may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

(d) Termination of Employment or Service. Unless otherwise provided by the Committee pursuant to its powers under Section 3(b):

(1) In the event of the termination of employment or service with the Company and all Affiliates thereof (including by reason of the Participant’s employer ceasing to be an Affiliate of the Company) of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee in the applicable Award Agreement.

(2) In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(e) Term.

(1) The term of each Free Standing Right shall be fixed by the Committee, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(f) Other Change in Employment Status. Share Appreciation Rights may be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, or other changes in the employment status of a Participant, in the discretion of the Committee.

Section 9. Restricted Shares and Restricted Share Units.

(a) General. Restricted Shares and Restricted Share Units may be issued either alone or in addition to other Awards. The Committee shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares and Restricted Share Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares and Restricted Share Units; the period of time prior to which such shares or units become vested and free of restrictions on Transfer (the “Restricted Period”), if any, applicable to Restricted Shares and Restricted Share Units; the performance objectives (if any) applicable to Restricted Shares and Restricted Share Units; whether Restricted Share Units will be settled in Shares, cash, or a combination thereof; and all other conditions of the Restricted Shares and Restricted Share Units. If the restrictions, performance objectives and/or conditions established by the Committee are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the grant. The provisions of the Restricted Shares and Restricted Share Units need not be the same with respect to each Participant. Restricted Shares and Restricted Share Units granted under the Plan shall be subject to the terms and conditions set forth in this Section 9 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable and set forth in the applicable Award Agreement.

(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award.

Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Shares subject to Restricted Share Units settled in Shares at the expiration of the Restricted Period may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units settled in Shares, at the expiration of the Restricted Period, Shares shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Shares and Restricted Share Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Committee at the time of grant or, subject to Section 409A of the Code, thereafter:

(1) The Committee may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine, in its sole discretion, including, but not limited to, the attainment of certain performance objectives, including objectives based on one or more of the Performance Goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability, subject to any requirements of Section 162(m) of the Code in the case of any Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(2) Except as otherwise provided herein or in the applicable Award Agreement, a Participant who is granted Restricted Shares shall generally have the rights of a shareholder of the Company with respect to the Restricted Shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to Restricted Shares that vest based upon the achievement of performance objectives, including objectives based on one or more of the Performance Goals, shall only become payable if and to the extent that the performance objectives with respect to the related Restricted Shares have been achieved.

(3) Except as otherwise provided herein or in the applicable Award Agreement, a Participant who is granted Restricted Share Units shall have no rights as a shareholder of the Company with respect to the Restricted Share Units unless and until the Shares underlying such Restricted Share Units are issued to the Participant, as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company; provided, however, that, subject to Section 409A of the Code, an amount equal to the dividends declared during the Restricted Period with respect to the number of Shares underlying the Restricted Share Units may, to the extent set forth in an applicable Award Agreement, be provided to the Participant; provided further, however, that any dividend or dividend equivalent awarded with respect to the Restricted Share Units shall, unless otherwise set forth in an applicable Award Agreement, be subject to the same restrictions, conditions and risks of forfeiture as the Restricted Share Units to which they relate.

(4) The rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service as a director, independent contractor or consultant to the Company or to any Affiliate thereof for any reason during the Restricted Period shall be set forth in the applicable Award Agreement.

Section 10. Other Share-Based Awards.

The Committee is authorized to grant Awards to Participants in the form of Other Share-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any performance objectives, including objectives based on one or more of the Performance Goals, and performance periods. Common Shares or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, cash, notes or other property, as the Committee shall determine, subject to any required corporate action.

Section 11. Share Bonuses.

In the event that the Committee grants a Share Bonus, the Shares constituting such Share Bonus shall, as determined by the Committee, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Share Bonus is payable.

Section 12. Cash Awards.

The Committee may grant awards that are denominated in, or payable to Participants solely in, cash, as deemed by the Committee to be consistent with the purposes of the Plan, and, except as otherwise provided in this Section 12, such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. Awards granted pursuant to this Section 12 may be granted with value and payment contingent upon the achievement of performance objectives, including objectives based on one or more of the Performance Goals.

Section 13. Performance-Based Awards.

To the extent that the Plan is subject to Section 162(m) of the Code, no payment with respect to an Award that is intended to qualify as “performance-based compensation” (within the meaning of Section 162(m) of the Code) shall be made to a Participant that is likely to be a “covered employee” (within the meaning of Section 162(m) of the Code) prior to the certification by the Committee that the applicable Performance Goals have been attained, and such a Participant shall only be eligible to receive payment pursuant to such Awards for a performance period only if and to the extent that the Performance Goals for such applicable

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period have been achieved. Consistent with the requirements of Section 162(m) of the Code, the Committee may in its discretion reduce the amount of such Awards that would otherwise become exercisable and/or payable upon achievement of such Performance Goals, but may not increase such amounts. Any such Awards shall be paid, unless otherwise determined by the Committee, no later than two and a half (2  1/2) months after the tax year in which such Awards vest, consistent with the requirements of Section 409A of the Code. Notwithstanding any other provision of the Plan and except as otherwise determined by the Committee, any Award that is granted to a Participant who is likely to be a “covered employee” and is intended to qualify as “performance-based compensation” shall be subject to any additional limitations imposed under Section 162(m) of the Code that are requirements for qualification as “performance-based compensation,” and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

Section 14. Change in Control.

Provisions relating to a change in control of the Company including the rights of Participants with respect to outstanding Awards may be set forth in the applicable Award Agreement, as determined by the Committee in its sole discretion.

Section 15. Amendment and Termination.

The Board may amend, alter or terminate the Plan, but no amendment, alteration or termination shall be made that would materially impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards as “performance-based compensation” under Section 162(m) of the Code), any rules of the stock exchange on which the Common Shares are traded or other Applicable Law. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Sections 5 and 24(b) of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 16. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 17. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, the minimum amount of any such applicable taxes required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable

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Law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state, local and foreign taxes to be withheld and applied to the tax obligations. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted Common Shares; provided, however, that the Company shall not allow withholding of Shares (i) upon exercise or vesting of any Award in an amount which exceeds the minimum statutory withholding rates for applicable tax purposes, including payroll taxes or (ii) if such withholding is not permitted under applicable laws. Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Law, to satisfy its withholding obligation with respect to any Award.

Section 18. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Committee, which consent may be granted or withheld in the sole discretion of the Committee. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Option or a share appreciation right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.

Section 19. No Rights to Continued Employment or Service or to Awards.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients or Participants at any time. The grant of an Award under the Plan shall not confer upon any Eligible Recipient or Participant any right to receive Awards in the future.

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Section 20. Conditions on Issuance.

Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and securities regulations, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of an Award, the Committee may in its discretion require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

Section 21. Effective Date.

The Plan shall become effective upon the earlier of (a) the effectiveness of the Company’s registration statement on Form S-1 filed with the U.S. Securities and Exchange Commissions, as amended, or (b) the Common Shares being listed or approved for listing upon notice of issuance on a national securities exchange (the date of such effectiveness, the “Effective Date”).

Section 22. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 23. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 24. Forfeiture and Compensation Recovery.

(a) General. A Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation or forfeiture or recovery by the Company at the discretion of the Committee upon the occurrence of a termination of employment or service for Cause, violation of material Company policies, breach of noncompetition or other restrictive covenants that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met, fraud, misconduct or other bad-faith action by the Participant that, directly or indirectly, caused or partially caused the need for a material accounting restatement for any period as to which an Award was paid or credited to the Participant, in each case in a manner consistent with the Company’s compensation recovery policy as in effect from time to time.

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(b) Compensation Recovery Policy. Awards and any payments or compensation associated therewith may be made subject to forfeiture or recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with such compensation or recovery policy.

Section 25. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under the Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

Section 26. Transition Period Under Section 162(m) of the Code.

The Plan has been adopted by the Board prior to the initial public offering of Common Shares pursuant to a registration statement under the Securities Act. The Plan is intended to constitute a plan described in Treasury Regulation Section 1.162-27(f)(1).

Section 27. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

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TCP INTERNATIONAL HOLDINGS LTD.

2014 OMNIBUS INCENTIVE PLAN

FORM OF

RESTRICTED SHARE UNIT GRANT NOTICE

& RESTRICTED SHARE UNIT AGREEMENT

TCP International Holdings Ltd. (the “Company”), pursuant to its 2014 Omnibus Incentive Plan (the “Plan”), hereby grants to the individual listed below (the “Participant”), an Award of restricted share units (“Restricted Share Units” or “RSUs”). Each vested Restricted Share Unit represents the right to receive, in accordance with the Restricted Share Unit Agreement attached hereto as Exhibit A (the “Agreement”), one common share, par value CHF 1.00, of the Company (“Share”). This Award of Restricted Share Units is subject to all of the terms and conditions set forth herein (this “Notice”) and in the Agreement and the Plan, which are incorporated herein by reference.

Capitalized terms not specifically defined herein shall have the meanings specified in the Plan.

Participant:        [—]

Grant Date:        [—]

Total Number of RSUs Subject to Grant:        [—]

Vesting Schedule:        [—]

Termination:	Except to the extent paid in accordance with the above vesting schedule, the Total Number of RSUs Subject to Grant shall terminate, become forfeited or expire without settlement in accordance with the terms of the Agreement.

The Participant shall not have any rights with respect to the RSUs unless and until the Participant has executed this Notice and delivered a fully executed copy thereof to the Company at the Company’s principal office within thirty (30) days after the Grant Date. By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Notice. The Participant has reviewed the Plan, the Agreement and this Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of the Plan, the Agreement and this Notice. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Award of RSUs.

TCP INTERNATIONAL HOLDINGS LTD.	PARTICIPANT

By:	By:

Print Name:	Print Name:

Title:

Exhibit A

RESTRICTED SHARE UNIT AGREEMENT

Pursuant to the Restricted Share Unit Award Grant Notice (the “Notice”) to which this Restricted Share Unit Agreement (this “Agreement”) is attached, TCP International Holdings Ltd. (the “Company”), has granted to the Participant an Award of restricted share units (“Restricted Share Units” or “RSUs”) under the Company’s 2014 Omnibus Incentive Plan (the “Plan”). Each vested Restricted Share Unit represents the right to receive one share, par value CHF 1.00, of the Company (“Share”). Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and Notice.

ARTICLE I

GENERAL

1.1 Incorporation of Terms of Plan. The RSUs are subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II

GRANT OF RESTRICTED SHARE UNITS

2.1 Grant of RSUs. In consideration of the Participant’s employment or service to the Company or any Affiliate and other good and valuable consideration, effective as of the Grant Date set forth in the Notice (the “Grant Date”), the Company hereby grants to the Participant an Award of RSUs equal to the total number of RSUs set forth in the Notice, upon the terms and conditions set forth in the Plan and this Agreement and within the limitations determined by the Company’s shareholders meeting for compensation for members of the Board, members of the Company’s executive management and members of the advisory board (if any).

2.2 Unsecured Obligation. Unless and until the RSUs have vested in the manner set forth in Article 2 hereof, the Participant will have no right to receive Shares with respect to any such RSUs. Prior to actual payment of any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

2.3 Vesting Schedule. Subject to Sections 2.5 and 3.1 hereof, the RSUs shall vest and become nonforfeitable with respect to the applicable portion thereof according to the vesting schedule set forth in the Notice (rounding down to the nearest whole Share).

2.4 Consideration to the Company. In consideration of the grant of the Award of RSUs by the Company, the Participant agrees to render services to the Company or any Affiliate. Nothing in the Plan or this Agreement shall confer upon the Participant any right to continue in the service of the Company or any Affiliate or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause.

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2.5 Treatment Upon Termination of Employment or Service.

(a) Upon the Participant’s termination of employment or service with the Company and all Affiliates thereof, the RSUs shall be treated as follows, subject to Section 3.1 hereof and except as specifically provided in an employment or other agreement between the Company and the Participant:

(i) Without Cause, For Good Reason. In the event that the employment or service of the Participant with the Company and all Affiliates thereof (including by reason of the Participant’s employer ceasing to be an Affiliate of the Company) is terminated by the Company or any Affiliate thereof without Cause or by the Participant for Good Reason (as defined below), as of the commencement of business on the date of such termination, (A) all RSUs granted to the Participant shall become fully vested, (B) the restrictions, payment conditions and forfeiture conditions applicable to such RSUs shall lapse, and (C) any performance conditions imposed with respect to such RSUs shall be deemed to be fully achieved at the greater of (x) 100% of the Participant’s target amount or (y) the level of actual performance as of the date of such termination.

(ii) With Cause. In the event of the termination of the Participant’s employment or service by the Company or any Affiliate thereof for Cause, all outstanding RSUs (whether vested or not) granted to the Participant shall terminate at the commencement of business on the date of such termination.

(iii) Without Good Reason. In the event of the termination of the Participant’s employment or service by the Participant without Good Reason, any then-unvested RSUs granted to the Participant shall terminate at the commencement of business on the date of such termination.

(iv) Retirement. In the event the Participant separates from employment or service due to Retirement, as defined below, and provided that no event described in Sections 2.5(a)(ii) or 2.5(b) hereof has occurred, as of the commencement of business on the date of such Retirement, (A) all RSUs granted to the Participant shall become fully vested, (B) the restrictions, payment conditions and forfeiture conditions applicable to such RSUs shall lapse, and (C) any performance conditions imposed with respect to such RSUs shall be deemed to be fully achieved at the greater of (x) 100% of the Participant’s target amount or (y) the level of actual performance as of the date of such Retirement. For purposes of this Agreement, the term “Retirement” shall mean a Participant’s separation from service after attaining the age of sixty-five (65) or, if earlier with respect to any Participant who is not a U.S. taxpayer, the date required by Applicable Law.

(v) Death or Disability. In the event of the termination of the Participant’s employment or service with the Company and all Affiliates thereof by reason of the Participant’s death or Disability, and provided that no event described in Sections 2.5(a)(ii) or 2.5(b) hereof has occurred, as of the commencement of business on the date of such termination,

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(A) all RSUs granted to the Participant shall become fully vested, (B) the restrictions, payment conditions and forfeiture conditions applicable to such RSUs shall lapse, and (C) any performance conditions imposed with respect to such RSUs shall be deemed to be fully achieved at the greater of (x) 100% of the Participant’s target amount or (y) the level of actual performance as of the date of such termination.

(b) In the sole discretion of the Committee, RSUs may be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment or other changes in the employment status of the Participant not described in Section 2.5(a) hereof.

2.6 Issuance of Shares upon Vesting.

(a) The RSUs shall represent the right to receive, on the first business day following each Vesting Date, the number of Shares determined in accordance with the Vesting Schedule set forth on the Notice to have become vested on such Vesting Date; provided that the Participant remains employed by the Company or an Affiliate through such Vesting Date, subject to the provisions of Section 3.1 hereof. The first business day following the Vesting Date shall hereinafter be referred to as the “Delivery Date”. On the Delivery Date, the Company shall issue to the Participant (or any transferee permitted under Section 4.2 hereof) a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its sole discretion) equal to the number of RSUs subject to this Agreement that vest on the Vesting Date, unless such RSUs terminate prior to the Vesting Date pursuant to Section 2.5 hereof. Notwithstanding the foregoing, in the event Shares cannot be issued pursuant to Section 20 of the Plan, the Shares shall be issued pursuant to the preceding sentence as soon as administratively practicable after the Committee determines that Shares can again be issued in accordance with such Section.

(b) As set forth in Section 17 of the Plan, as applicable, the Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event arising in connection with the Restricted Share Units; provided, however, that the Company shall not allow withholding of Shares (i) in an amount which exceeds the minimum statutory withholding rates for applicable tax purposes, including payroll taxes or (ii) if such withholding is not permitted under Applicable Laws. The Company shall not be obligated to deliver any new certificate representing Shares to the Participant or the Participant’s legal representative or enter such Shares in book entry form unless and until the Participant or the Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, local and foreign taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Restricted Share Units or the issuance of Shares.

2.7 No Rights as a Shareholder. The Participant shall have no rights as a shareholder (including the right to vote or receive dividends or distributions) with respect to the RSUs until Shares have been issued to (or, to the extent Shares are not certificated, registered in the name of) the Participant in respect of such RSUs.

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2.8 Conditions to Issuance of Shares. The Shares issuable hereunder may be either previously authorized but unissued Shares, treasury Shares or issued Shares that have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issuable hereunder prior to fulfillment of the conditions set forth in Section 20 of the Plan.

ARTICLE III

CHANGE IN CONTROL

3.1 Change in Control. Unless otherwise provided in an employment, severance, change in control or similar agreement between the Participant and the Company, in the event of a Change in Control:

(a) With respect to each outstanding Restricted Share Unit that is assumed or substituted in connection with the Change in Control, in the event the Participant’s employment is terminated by the Company, its successor or any Affiliate thereof without Cause or by the Participant for Good Reason, in each case on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then the restrictions, payment conditions and forfeiture conditions applicable to the Award shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at the greater of (A) 100% of the Participant’s target amount or (B) the level of actual performance as of the date of such termination.

(b) With respect to each outstanding Restricted Share Unit that is not assumed or substituted in connection with the Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award shall lapse, and (iii) any performance conditions imposed with respect to such Award shall be deemed to be achieved at the greater of (A) 100% of the Participant’s target amount or (B) the level of actual performance as of the date of the date of the Change in Control.

(c) For purposes of this Section 3.1, an Award shall be considered assumed or substituted if, following the Change in Control, the Award is of substantially comparable value and remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive the common shares (or cash equivalent with respect to the common shares) of the acquiring or ultimate parent entity.

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Internal Revenue Code of 1986 (as amended from time to time, or any successor thereto, the “Code”), the Committee may, in its discretion, provide that each Restricted Share Unit shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per Share in the Change in Control multiplied by (ii) the number of Shares subject to the Award.

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(e) For purposes of this Section 3.1, a “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(i) any Person (other than Ellis Yan (the founder of the Company), the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Shares of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any Affiliate thereof) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger, amalgamation or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger, amalgamation or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger, amalgamation or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

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To the extent necessary to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to each Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(f) The term “Good Reason” means (A) for purposes of this Section 3.1, the occurrence of any of the following events within the twelve (12) months following a Change in Control or (B) for purposes of Section 2.5(a)(i) hereof, the occurrence of any of the events described in clauses (ii), (iii) or (iv), in the case of either (A) or (B), without the consent of the Participant and that is not remedied within ten (10) calendar days after receipt by the Company of written notice from the Participant of the occurrence of such event:

(i) a failure to elect or reelect or otherwise to maintain the Participant in the office or the position, or a substantially equivalent or better office or position, of or with the Company and/or a Subsidiary, as the case may be, which the Participant held immediately prior to the Change in Control;

(ii) a reduction in the aggregate of the Participant’s base and incentive pay opportunities below the Participant’s aggregate base and incentive pay opportunities in effect immediately prior to the change;

(iii) the Company relocates its principal executive offices, or requires the Participant to have his or her principal location of work changed, in each case to any location which is in excess of twenty-five (25) miles from the location thereof immediately prior to the change or to travel away from his or her office in the course of discharging his or her responsibilities or duties hereunder significantly more (in terms of either consecutive days or aggregate days in any calendar year) than was required of him or her immediately prior to the change; or

(iv) a material adverse modification or decrease in the role, title, responsibilities, and/or duties of the Participant.

ARTICLE IV

OTHER PROVISIONS

4.1 Administration. Within the limitations determined by the Company’s shareholders meeting for compensation for members of the Board, members of the Company’s executive management and members of the advisory board (if any), the Committee shall have the power and authority to interpret and construe the terms and provisions of this Agreement and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All decisions made by the Committee shall be final, conclusive and binding on all persons, including the Participant, the Company and all other interested persons.

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4.2 Transferability of RSUs. Except as otherwise set forth in the Plan:

(a) The RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution; and

(b) Neither the RSUs nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or the Participant’s successors in interest and shall not be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until the underlying Shares have been delivered, and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 4.2(a) hereof.

4.3 Equitable Adjustments. The Participant acknowledges that the RSUs are subject to modification and termination in certain events as provided in this Agreement and Section 5 of the Plan.

4.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records.

4.5 Participant’s Representations. If the Shares issuable hereunder have not been registered under the Securities Act or any applicable state laws on an effective registration statement at the time of such issuance, the Participant shall, if required by the Company, concurrently with such issuance, make such written representations as are deemed necessary or appropriate by the Company and/or its counsel.

4.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.7 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws of such state.

4.8 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted and settled, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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4.9 Amendments and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended, altered or terminated at any time or from time to time by the Committee or the Board, but no amendment, alteration, or termination of this Agreement shall be made that would materially impair the rights of the Participant under the RSUs without the Participant’s consent.

4.10 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in this Article IV, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

4.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the RSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.12 Compensation Recovery Policy. The RSUs and any payments or compensation associated therewith shall be subject to forfeiture or recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. This Agreement may be unilaterally amended by the Committee to comply with such compensation recovery policy.

4.13 Entire Agreement. The Plan, the Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof.

4.14 Electronic Signature; Electronic Delivery and Acceptance. The Participant’s electronic signature of this Agreement shall have the same validity and effect as a signature affixed by hand. The Company may, in its sole discretion, decide to deliver any documents related to the Participant’s current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

4.15 Section 409A. The Plan and this Agreement, as well as payments and benefits under the Plan and this Agreement, are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan and this Agreement shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant

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shall not be considered to have terminated employment or service with the Company for purposes of the Plan and this Agreement and no payment shall be due to the Participant under the Plan or this Agreement until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan and this Agreement that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan or this Agreement, to the extent that any RSUs (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) is payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under the Plan and this Agreement shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in the Plan or this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

4.16 Addendum. Notwithstanding any provisions in this Agreement, the RSUs shall be subject to any special provisions set forth in the Country Addendum attached hereto as Exhibit A for the Participant’s country of residence, if any. If the Participant relocates to one of the countries included in the Country Addendum or the United States during the term of the RSUs, the special provisions for such country shall apply to the Participant to the extent the Company determines that the application of such provisions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Agreement.

4.17 Waiver. The Participant acknowledges that a waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant.

4.18 Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

4.19 Tax Withholding. Regardless of any action the Company and its Affiliates or, if the Participant is an employee, the employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or any Affiliate. The Participant further acknowledges that the Company, its Affiliates and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the subsequent sale of Shares

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acquired pursuant to the RSUs and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company, its Affiliates and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. If the Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.

4.20 Data Privacy. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other grant materials by and among, as applicable, the Company, the Employer and any Affiliate of the Company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Participant understands that Data may be transferred to a stock plan transfer agent, trustee, broker or administrator designated by the Company or any such other stock plan service provider as may be designated by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the Company’s designated transfer agent, trustee, stock plan broker or administrator and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company. Further, the

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Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, his or her employment or service relationship with the Company, its Affiliates or Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant’s consent is that the Company would not be able to grant the Participant RSUs or other equity awards or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Company.

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Exhibit B

[Performance Vesting Conditions]

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TCP INTERNATIONAL HOLDINGS LTD.

2014 OMNIBUS INCENTIVE PLAN

FORM OF

OPTION GRANT NOTICE & OPTION AGREEMENT

TCP International Holdings Ltd. (the “Company”), pursuant to its 2014 Omnibus Incentive Plan (the “Plan”), hereby grants to the individual listed below (the “Optionee”), an option to purchase the number of common shares, par value CHF 1.00 per share, of the Company (“Shares”), set forth below (the “Option”). The Option is subject to all of the terms and conditions set forth herein (this “Notice”) and in the Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, which are incorporated herein by reference.

Capitalized terms not specifically defined herein shall have the meanings specified in the Plan.

Optionee:        [—]

Grant Date:        [—]

Exercise Price per Share:        $[FMV on the Grant Date]/Share

Total Number of Shares Subject to the Option:        [—] Shares

Expiration Date:        10th Anniversary of the Grant Date

Type of Option:        [Nonqualified Option] [ISO]

Vesting Schedule:        [—]

Termination:	The Option shall terminate on the Expiration Date set forth above or, if earlier, in accordance with the terms of the Agreement.

The Optionee shall not have any rights with respect to the Option unless and until the Optionee has executed this Notice and delivered a fully executed copy thereof to the Company at the Company’s principal office within thirty (30) days after the Grant Date. By his or her signature, the Optionee agrees to be bound by the terms and conditions of the Plan, the Agreement and this Notice. The Optionee has reviewed the Plan, the Agreement and this Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of the Plan, the Agreement and this Notice. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Option.

TCP INTERNATIONAL HOLDINGS LTD.	OPTIONEE

By:	By:

Print Name:	Print Name:

Title:

Exhibit A

OPTION AGREEMENT

Pursuant to the Option Grant Notice (the “Notice”) to which this Option Agreement (this “Agreement”) is attached, TCP International Holdings Ltd. (the “Company”) has granted to the Optionee an option (the “Option”) under the Company’s 2014 Omnibus Incentive Plan (the “Plan”), to purchase the number of common shares, par value CHF 1.00 per share, of the Company (“Shares”) indicated in the Notice. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Notice.

ARTICLE I

GENERAL

1.1 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II

GRANT OF OPTION

2.1 Grant of Option. In consideration of the Optionee’s service to the Company or any Affiliate and for other good and valuable consideration, effective as of the Grant Date set forth in the Notice (the “Grant Date”), the Company grants to the Optionee the Option to purchase any part or all of the aggregate number of Shares set forth in the Notice, upon the terms and conditions set forth in the Plan and this Agreement and within the limitations determined by the Company’s shareholders meeting for compensation for members of the Board, members of the Company’s executive management and members of the advisory board (if any).

2.2 Exercise Price. The exercise price of the Shares subject to the Option shall be as set forth in the Notice; provided, however, that the exercise price per share of the Shares subject to the Option shall not be less than the Fair Market Value of a Share on the Grant Date.

2.3 Consideration to the Company. In consideration of the grant of the Option by the Company, the Optionee agrees to render services to the Company or any Affiliate. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continue in the service of the Company or any Affiliate or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Optionee at any time for any reason whatsoever, with or without Cause.

[2.4 ISOs. [Insert Section 2.4 for grant of incentive stock options]

(a) To the extent the Option is characterized as an ISO, the terms and conditions of the Option shall be subject to the provisions of Section 422 of the Internal Revenue Code of 1986 (as amended from time to time, or any successor thereto, the “Code”) and the terms, conditions, limitations and administrative procedures established by the Committee from time to time in accordance with the Plan. At the discretion of the Committee, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary.

(b) Notwithstanding anything to the contrary in the Plan, to the extent the Optionee owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the Grant Date.

(c) To the extent the aggregate Fair Market Value (determined on the Grant Date) of the Shares for which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Options.

(d) The Optionee shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Optionee acquired the Shares by exercising the ISO. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the Optionee until the end of the period described in the preceding sentence, subject to complying with any instructions from the Optionee as to the sale of such Shares.]

ARTICLE III

PERIOD OF EXERCISABILITY

3.1 Commencement of Exercisability.

(a) Except as otherwise provided herein, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Notice.

(b) No portion of the Option which has not become vested and exercisable as of the date of the Optionee’s termination of employment or service with the Company and all Affiliates thereof shall thereafter become vested and exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Optionee. Notwithstanding the foregoing, in no event shall the Option remain exercisable after the Expiration Date set forth in the Notice.

3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3 hereof.

3.3 Expiration of Option. Except as provided by the Committee, the Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The Expiration Date set forth in the Notice;

(b) The date that is ninety (90) days from the date of the Optionee’s termination of employment or service with the Company and all Affiliates thereof (including by reason of the Optionee’s employer ceasing to be an Affiliate of the Company) for any reason other than Cause, death or Disability, provided that the ninety (90) day period shall be extended to one (1) year after the date of such termination in the event of the Optionee’s death during such ninety (90) day period;

(c) The date that is one (1) year from the date of the Optionee’s termination of employment or service with the Company and all Affiliates thereof by reason of the Optionee’s Retirement, death or Disability; or

(d) The start of business on the date of the Optionee’s termination of employment or service by the Company for Cause.

3.4 Inter-Company Transfers. For purposes of this Agreement, (i) a transfer of the Optionee’s employment between or among the Company and any Affiliate or between or among its Affiliates shall not be deemed a termination of employment under this Agreement and (ii) the Optionee will be considered transferred for purposes of clause (i) immediately above as long as the Optionee is employed by the transferee Affiliate within thirty (30) days.

ARTICLE IV

EXERCISE OF OPTION

4.1 Person Eligible to Exercise. Except as provided in Section 6.2 hereof, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by the deceased Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then-applicable laws of descent and distribution.

4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3 hereof. However, the Option shall not be exercisable with respect to fractional shares.

4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3 hereof:

(a) A written or electronic notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

(b) Full payment of the exercise price and, if applicable, withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 4.4 hereof;

(c) Any other written representations or documents as may be required in the Committee’s sole discretion to effect compliance with all applicable provisions of the Securities Act, the Exchange Act, any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other Applicable Law; and

(d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 hereof by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4 Method of Payment. Payment of the aggregate Exercise Price of the Shares shall be made in cash or its equivalent, as determined by the Committee. As determined by the Committee, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Committee (including the withholding of Shares otherwise issuable upon exercise), provided, however, that the Company shall not allow withholding of Shares (x) in an amount which exceeds the minimum statutory withholding rates for applicable tax purposes, including payroll taxes or (y) if such withholding is not permitted under Applicable Laws, (ii) in the form of unrestricted Shares already owned by the Optionee for a minimum of 180 days that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Committee and permitted by Applicable Law or (iv) any combination of the foregoing.

4.5 Conditions to Issuance of Share Certificates. The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares, treasury Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of the conditions set forth in Section 20 of the Plan.

ARTICLE V

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL

5.1 Treatment Upon Termination of Employment or Service.

(a) Upon the Optionee’s termination of employment or service with the Company and all Affiliates thereof, the Option shall be treated as follows, subject to Section 5.2 hereof and except as specifically provided in an employment or other agreement between the Company and the Optionee:

(1) Without Cause, For Good Reason. In the event that the employment or service of the Optionee with the Company and all Affiliates thereof (including by reason of the Optionee’s employer ceasing to be an Affiliate of the Company) is terminated by the Company or any Affiliate thereof without Cause or by the Optionee for Good Reason (as defined below), as of the commencement of business on the date of such termination, any unvested or unexercisable portion of the Options shall become fully vested and exercisable, provided that any performance conditions imposed with respect to such Options shall be deemed to be fully achieved at the greater of (A) 100% of the Optionee’s target amount or (B) the level of actual performance as of the date of such termination. Such Options, and any Options that were exercisable as of the date of such termination, will expire in accordance with Section 3.3 hereof.

(2) With Cause. In the event of the termination of the Optionee’s employment or service by the Company or any Affiliate thereof for Cause, all outstanding Options (whether exercisable or not exercisable) granted to the Optionee shall expire at the commencement of business on the date of such termination.

(3) Without Good Reason. In the event of the termination of the Optionee’s employment or service by the Optionee without Good Reason, any then-unvested Options granted to the Optionee shall expire at the commencement of business on the date of such termination. Any Options that were exercisable as of the date of such termination will expire in accordance with Section 3.3 hereof.

(4) Retirement. In the event the Optionee separates from employment or service due to Retirement, as defined below, and provided that no event described in Sections 5.1(a)(ii) or 5.1(b) hereof has occurred, as of the commencement of business on the date of such Retirement, any unvested or unexercisable portion of the Options shall become fully vested and exercisable, provided that any performance conditions imposed with respect to such Options shall be deemed to be fully achieved at the greater of (A) 100% of the Optionee’s target amount or (B) the level of actual performance as of the date of such Retirement. Such Options, and any Options that were exercisable as of the date of such Retirement, will expire in accordance with Section 3.3 hereof. For purposes of this Agreement, the term “Retirement” shall mean the Optionee’s separation from service after attaining the age of sixty-five (65) or, if earlier with respect to any Optionee who is not a U.S. taxpayer, the date required by Applicable Law.

(5) Death or Disability. In the event of the termination of the Optionee’s employment or service with the Company and all Affiliates thereof by reason of the Optionee’s death or Disability, and provided that no event described in Sections 5.1(a)(ii) or 5.1(b) hereof has occurred, as of the commencement of business on the date of such termination, any unvested or unexercisable portion of the Options shall become fully vested and exercisable, provided that any performance conditions imposed with respect to such Options shall be deemed to be fully achieved at the greater of (A) 100% of the Optionee’s target amount or (B) the level of actual performance as of the date of such termination. Such Options, and any Options that were exercisable as of the date of such termination, will expire in accordance with Section 3.3 hereof.

(b) In the sole discretion of the Committee, an Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment or other changes in the employment status of the Optionee not described in Section 5.1(a) hereof.

5.2 Change in Control. Unless otherwise provided in an employment, severance, change in control or similar agreement between the Optionee and the Company, in the event of a Change in Control:

(a) With respect to each outstanding Option that is assumed or substituted in connection with the Change in Control, in the event the Optionee’s employment is terminated by the Company, its successor or any Affiliate thereof without Cause or by the Optionee for Good Reason, in each case on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then any unvested or unexercisable portion of the Option shall become fully vested and exercisable, provided that any performance conditions imposed with respect to such Option shall be deemed to be fully achieved at the greater of (A) 100% of the Optionee’s target amount or (B) the level of actual performance as of the date of such termination.

(b) With respect to each outstanding Option that is not assumed or substituted in connection with the Change in Control, immediately upon the occurrence of the Change in Control, such Option shall become fully vested and exercisable, provided that any performance conditions imposed with respect to such Option shall be deemed to be achieved at the greater of (A) 100% of the Optionee’s target amount or (B) the level of actual performance as of the date of the date of the Change in Control.

(c) For purposes of this Section 5.2, an Option shall be considered assumed or substituted if, following the Change in Control, the Option is of substantially comparable value and remains subject to the same terms and conditions that were applicable to the Option immediately prior to the Change in Control except that, if the Option related to Shares, the Option instead confers the right to receive the common shares (or cash equivalent with respect to the common shares) of the acquiring or ultimate parent entity.

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Committee may, in its discretion, provide that each Option shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Option multiplied by (ii) the number of Shares subject to the Option.

(e) For purposes of this Section 5.3, a “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(a) any Person (other than Ellis Yan (the founder of the Company), the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Shares of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any Affiliate thereof) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(c) there is consummated a merger, amalgamation or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger, amalgamation or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger, amalgamation or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

To the extent necessary to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to each Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(f) The term “Good Reason” means (A) for purposes of this Section 5.2, the occurrence of any of the following events within the twelve (12) months following a Change in Control or (B) for purposes of Section 5.1(a)(i) hereof, the occurrence of any of the events described in clauses (ii), (iii) or (iv), in the case of either (A) or (B), without the consent of the Optionee and that is not remedied within ten (10) calendar days after receipt by the Company of written notice from the Optionee of the occurrence of such event:

(a) a failure to elect or reelect or otherwise to maintain the Optionee in the office or the position, or a substantially equivalent or better office or position, of or with the Company and/or a Subsidiary, as the case may be, which the Optionee held immediately prior to the Change in Control;

(b) a reduction in the aggregate of the Optionee’s base and incentive pay opportunities below the Optionee’s aggregate base and incentive pay opportunities in effect immediately prior to the change;

(c) the Company relocates its principal executive offices, or requires the Optionee to have his or her principal location of work changed, in each case to any location which is in excess of twenty-five (25) miles from the location thereof immediately prior to the change or to travel away from his or her office in the course of discharging his or her responsibilities or duties hereunder significantly more (in terms of either consecutive days or aggregate days in any calendar year) than was required of him or her immediately prior to the change; or

(d) a material adverse modification or decrease in the role, title, responsibilities, and/or duties of the Optionee.

ARTICLE VI

OTHER PROVISIONS

6.1 Administration. Within the limitations determined by the Company’s shareholders meeting for compensation for members of the Board, members of the Company’s executive management and members of the advisory board (if any), the Committee shall have the power and authority to interpret and construe the terms and provisions of this Agreement and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All decisions made by the Committee shall be final conclusive and binding on all persons, including the Optionee, the Company and all other interested persons.

6.2 Transferability of Option. Except as otherwise set forth in the Plan:

(a) The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution;

(b) The Option shall not be liable for the debts, contracts or engagements of the Optionee or the Optionee’s successors in interest and shall not be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until the Option has been exercised, and any attempted disposition thereof prior to exercise shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 6.2(a) hereof; and

(c) During the lifetime of the Optionee, only the Optionee may exercise the Option (or any portion thereof); after the death of the Optionee, any exercisable portion of the Option may, prior to the time when such portion becomes unexercisable under the Plan or this Agreement, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then-Applicable Laws of descent and distribution.

6.3 Equitable Adjustments. The Optionee acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Section 5 of the Plan.

6.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at the Company’s principal office, and any notice to be given to the Optionee shall be addressed to the Optionee’s last address reflected on the Company’s records. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 hereof by written notice under this Section 6.4.

6.5 Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws on an effective registration statement at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, make such written representations as are deemed necessary or appropriate by the Company and/or its counsel.

6.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

6.7 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws of such state.

6.8 Conformity to Securities Laws. The Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

6.9 Amendments and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended, altered or terminated at any time or from time to time by the Committee or the Board, but no amendment, alteration or termination shall be made that would materially impair the rights of the Optionee under the Option without the Optionee’s consent.

6.10 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in this Article VI, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

6.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Optionee is subject to Section 16 of the Exchange Act, then the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.12 Compensation Recovery Policy. The Option and any payments or compensation associated therewith shall be subject to forfeiture or recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. This Agreement may be unilaterally amended by the Committee to comply with such compensation recovery policy.

6.13 Entire Agreement. The Plan, the Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof.

6.14 Electronic Signature; Electronic Delivery and Acceptance. The Optionee’s electronic signature of this Agreement shall have the same validity and effect as a signature affixed by hand. The Company may, in its sole discretion, decide to deliver any documents related to the Optionee’s current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

6.15 Section 409A. The Plan and this Agreement, as well as payments and benefits under the Plan and this Agreement, are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan and this Agreement shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Optionee shall not be considered to have terminated employment or service with the Company for purposes of the Plan and this Agreement and no payment shall be due to the Optionee under the Plan or this Agreement until the Optionee would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan and this Agreement that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan or this Agreement, to the extent that any Option (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) is payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under the Plan and this Agreement shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in the Plan or this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Optionee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

6.16 Addendum. Notwithstanding any provisions in this Agreement, the Option shall be subject to any special provisions set forth in the Country Addendum attached hereto as Exhibit A for the Optionee’s country of residence, if any. If the Optionee relocates to one of the countries included in the Country Addendum or the United States during the term of the Option, the special provisions for such country shall apply to the Optionee to the extent the Company determines that the application of such provisions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Agreement.

6.17 Waiver. The Optionee acknowledges that a waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee.

6.18 Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

6.19 Tax Withholding. Regardless of any action the Company and its Affiliates or, if the Optionee is an employee, the employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or any Affiliate. The Optionee further acknowledges that the Company, its Affiliates and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company, its Affiliates and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. If the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Optionee’s participation in the Plan.

6.20 Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other grant materials by and among, as applicable, the Company, the Employer and any Affiliate of the Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Optionee understands that Data may be transferred to a stock plan transfer agent, trustee, broker or administrator designated by the Company or any such other stock plan service provider as may be designated by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, the Company’s designated transfer agent, trustee, stock plan broker or administrator and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment or service relationship with the Company, its Affiliates or Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact the Company.

Exhibit B

[Performance Vesting Conditions]